Premises and Equipment	12 Months Ended
Dec. 31, 2013
Property Plant And Equipment [Abstract]
Premises and Equipment

NOTE 10 – PREMISES AND EQUIPMENT

Premises and equipment at December 31, 2013 and 2012 consisted of the following:

(Dollars in thousands)	2013	2012
Land	$77,113	$81,761
Buildings	217,469	221,022
Furniture, fixtures and equipment	110,663	101,907

Total premises and equipment	405,245	404,690
Accumulated depreciation	(117,735)	(101,167)

Total premises and equipment, net	$287,510	$303,523

Depreciation expense was $19,552,000, $18,286,000, and $13,431,000, for the years ended December 31, 2013, 2012, and 2011, respectively.

The Company actively engages in leasing office space available in buildings it owns. Leases have different terms ranging from monthly rental to six-year leases. For the year ended December 31, 2013, income from these leases averaged $122,000 per month. Total lease income for the years ended December 31, 2013, 2012, and 2011 was $1,470,000, $1,572,000, and $1,542,000, respectively. Income from leases is reported as a reduction in occupancy and equipment expense. The total allocated cost of the portion of the buildings held for lease at December 31, 2013 and 2012 was $9,549,000 and $9,992,000, respectively, with related accumulated depreciation of $2,985,000 and $2,497,000, respectively.

The Company leases certain branch and corporate offices, land and ATM facilities through non-cancelable operating leases with terms that range from one to 50 years, with renewal options thereafter. Certain of the leases have escalation clauses and renewal options ranging from monthly renewal to 50 years. Total rent expense for the years ended December 31, 2013, 2012, and 2011 totaled $11,399,000, $10,614,000, and $9,803,000, respectively.

Minimum future annual rent commitments under these agreements for the indicated periods follow:

(Dollars in thousands)
2014	$11,357
2015	10,404
2016	8,925
2017	7,242
2018	6,411
2019 and thereafter	36,985

$81,324